Exhibit 4.1

NUMBER

AO

# APPLIED OPTOELECTRONICS, INC.

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 03823U 10 2

*THIS CERTIFIES THAT*

*is the owner of*

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.001 PAR VALUE, OF

**APPLIED OPTOELECTRONICS, INC.**

*transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.*

*IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.*

*Dated:*

APPLIED OPTOELECTRONICS, INC.
CORPORATE
SEAL
2013
★
DELAWARE

PRESIDENT AND CEO

GENERAL COUNSEL AND SECRETARY

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

This Certificate and the shares represented hereby are issued and shall have the rights specified in and be held subject to all of the provisions of the Articles of Incorporation and the Bylaws of said Corporation and any amendments and restatements thereof, to all of which the holder of this Certificate, by acceptance hereof, assents and agrees to be bound.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of the Corporation's capital stock and upon the holders thereof as established by said Articles of Incorporation and Bylaws and a statement of the number of shares constituting each class or series of stock and the designation thereof, may be obtained by any shareholder, upon request and without charge, at the principal office of the Corporation.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UTMA – ________ Custodian ________
(Cust) (Minor)
under Uniform Transfers to Minors
Act ________________
(State)

Additional abbreviations may also be used though not in above list.

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*For value received ____ hereby sell, assign, and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____________________________________________

____________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____________________________________________

____________________________________________

____________________________________________ *Shares*

*of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint* ____________

____________________________________________ *Attorney*

*to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.*

*Dated* __________

X ____________________________________________

X ____________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.